UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2016

GH CAPITAL INC.

(Exact name of registrant as specified in its charter)

Florida	7389	38-3955212
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 South Biscayne Boulevard

Suite 2790

Miami, FL 33131

Tel.: (305) 714- 9397

(Address, including zip code, and telephone number,

including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 – AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCALYEAR

Prior to our initial Registration Statement on Form S-1 being submitted to the Securities and Exchange Commission, the Board of Directors of GH Capital Inc. (“Company”) changed the Company's fiscal year end from December 31 to September 30. The action has since been ratified and approved by the entirety of the Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

GH CAPITAL INC.

By:	/s/Wolfgang Ruecker
Wolfgang Ruecker
President, Chief Executive Officer, Chief Financial Officer, Controller and Director